                                                 COMMON STOCK
    INCORPORATED UNDER THE LAWS
       OF THE STATE OF KANSAS
                                                 PAR VALUE $.01 PER SHARE

  NUMBER                                                                  SHARES
ACC

                       [picture of man in a foundry]


THIS CERTIFICATE IS TRANSFERABLE IN                            CUSIP 046613 10 5
THE CITIES OF CHICAGO, IL AND NEW YORK, NY   SEE REVERSE FOR CERTAIN DEFINITIONS

                             ATCHISON CASTING CORPORATION

         THIS CERTIFIES THAT



         is the registered owner of

             FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

    Atchison Casting Corporation transferable on the books of the Corporation in the manner prescribed by law and in its Articles of Incorporation by the said holder in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued under and shall be subject to all of the provisions of the Articles of Incorporation of the Corporation, as amended, a copy of which is on file with the Transfer Agent, to all of which the holder by acceptance hereof assents.
    This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
    In Witness Whereof, the Corporation has caused the facsimile signatures of its duly authorized officers and its facsimile seal to be hereunto affixed.

                                       DATED                          [SEAL]

/s/ Hugh H. Aiken                      COUNTERSIGNED AND REGISTERED:
                                            HARRIS TRUST AND SAVINGS BANK,
Chairman of the Board                            (CHICAGO, ILLINOIS)
       and President                                             TRANSFER AGENT
                                                                  AND REGISTRAR,
                                       BY
/s/ Kevin T. McDermed
                                                           AUTHORIZED SIGNATURE.
Secretary


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                             ATCHISON CASTING CORPORATION

    The Corporation will furnish to any stockholder, upon request and without charge, a full statement of the powers, designations, preferences and relative, participating, optional or other special rights (if any) of each class of stock or series thereof that the Corporation is authorized to issue, and the qualifications, limitations or restrictions of such preferences and/or rights (if any) of each such class of stock or series thereof. Such request may be made to the Secretary of the Corporation at its principal place of business or to the Transfer Agent and Registrar.

    The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


    TEN COM   -    as tenants          UNIF GIFT MIN ACT - _____ Custodian ____
                   in common                               (Cust)       (Minor)
    TEN ENT   -    as tenants by
                   the entireties
    JT TEN    -    as joint tenants              under Uniform Gifts to Minors
                   with right of
                   survivorship and              Act _________________________
                   not as tenants                          (State)
                   in common

       Additional abbreviations may also be used though not in the above list.


    FOR VALUE RECEIVED, ____________________________ hereby sell(s), assign(s) and transfer(s) unto

    PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________
                PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate and do(es) hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney,
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated ________________________________________

                                            X__________________________________
                        NOTICE:                       (SIGNATURE)
              THE SIGNATURE(S) TO THIS
              ASSIGNMENT MUST CORRESPOND
              WITH THE NAME(S) AS WRITTEN
              UPON THE FACE OF THE
              CERTIFICATE IN EVERY
              PARTICULAR WITHOUT ALTERATION
              OR ENLARGEMENT OR ANY
              CHANGE WHATEVER.              X__________________________________
                                                      (SIGNATURE)

                                            -----------------------------------
                                            SIGNATURE(S) MUST BE GUARANTEED
                                            BY A QUALIFIED MEDALLION GUARANTEE
                                            MEMBER.
                                            -----------------------------------
                                            SIGNATURE(S) GUARANTEED BY:



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